SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C. 20549
                                 Form 8-K

                             CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                           October 17, 2006
                             --------------
              Date of Report (Date of earliest event reported)


                          CIMBIX CORPORATION
                    --------------------------------
           (Exact name of registrant as specified in its charter)


WASHINGTON                                   91-2060082
----------                                    ----------
(State of incorporation                   (I.R.S. Employer
or organization)                          Identification No.)

                      	SEC File No.  000-49955

#300, Warner Center, 21550 Oxnard Street
Woodland Hills, California                   91367
----------------------------              ---------
(Address of principal executive offices)  (Zip Code)

                            877-602-8985
                            ------------
          Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

The Articles of Incorporation of Cimbix Corporation, a Washington corporation (the "Company") were amended on October 2, 2006, pursuant to approval by the Company's Board of Directors, changing the name of the Company to Wataire International, Inc. Under applicable Washington law, a shareholder vote was not required for the amendment. The Articles of Amendment to the Articles of Incorporation effecting the name change were filed with the Secretary of State of the State of Washington. The Company's new trading symbolis "WTAR" to be effective as at October 17, 2006.

Item 7.01    Regulation FD Disclosure.

On October 17, 2006, the Company issued a press release (the "Press Release") announcing the Company's new trading symbol on the OTC Bulletin Board, "WTAR," effective October 17, 2006. A copy of the Press Release is furnished as
Exhibit 99.1 to this report.

The information in this report shall not deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

C)  EXHIBITS

Exhibit      Description
-------	   -----------------

3.3 Articles of Amendment to the Articles of Incorporation of Cimbix Corporation filed on October 2, 2006 changing the name to Wataire International, Inc.

99.1        Press release October 17, 2006




                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CIMBIX CORPORATION

DATE:   October 17, 2006
                                        By:  /s/ ROBERT ROSNER
                                            -----------------------
                                             ROBERT ROSNER
                                             President, Director